Pacer WealthShield ETF
Schedule of Investments
January 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 21.9%
Agriculture - 2.8%
Altria Group, Inc.	7,754	$394,524
Archer-Daniels-Midland Co.	2,361	177,075
Philip Morris International, Inc.	6,570	675,724
		1,247,323
Beverages - 5.3%
Brown-Forman Corp. - Class B	775	52,258
Constellation Brands, Inc. - Class A	689	163,810
Molson Coors Brewing Co. - Class B (a)	797	37,985
Monster Beverage Corp. (b)	1,589	137,798
PepsiCo, Inc.	5,834	1,012,316
The Coca-Cola Co.	16,413	1,001,357
		2,405,524
Cosmetics/Personal Care - 5.0%
Colgate-Palmolive Co.	3,554	293,027
The Estee Lauder Cos., Inc.	974	303,684
The Procter & Gamble Co.	10,215	1,638,997
		2,235,708
Food - 3.7%
Campbell Soup Co. (a)	851	37,546
Conagra Brands, Inc. (a)	2,029	70,528
General Mills, Inc. (a)	2,553	175,340
Hormel Foods Corp.	1,188	56,394
Kellogg Co. (a)	1,080	68,040
Lamb Weston Holdings, Inc. (a)	615	39,489
McCormick & Co., Inc.	1,053	105,627
Mondelez International, Inc.	5,885	394,472
Sysco Corp.	2,162	168,960
The Hershey Co.	610	120,213
The JM Smucker Co. (a)	460	64,667
The Kraft Heinz Co.	2,993	107,149
The Kroger Co. (a)	2,858	124,580
Tyson Foods, Inc. - Class A	1,247	113,340
		1,646,345
Household Products/Wares - 0.8%
Church & Dwight Co., Inc. (a)	1,033	106,038
Kimberly-Clark Corp. (a)	1,419	195,325
The Clorox Co.	519	87,119
		388,482

Retail - 4.3%
Costco Wholesale Corp.	1,866	942,572
Walgreens Boots Alliance, Inc. (a)	3,030	150,773
Walmart, Inc.	6,000	838,860
		1,932,205
TOTAL COMMON STOCKS (Cost $10,003,320)		9,855,587

CONTINGENT VALUE RIGHTS - 0.0% (c)
Pharmaceuticals - 0.0% (c)
Achillion Pharmaceuticals, Inc. (b) (d)	6,273	2,886
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		2,886

SHORT-TERM INVESTMENTS - 0.1%	Principal Amount
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (e)	$23,631	23,631
TOTAL SHORT-TERM INVESTMENTS (Cost $23,631)		23,631

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.0%	Shares
Mount Vernon Liquid Assets Portfolio, LLC 0.12% (e)	6,726,197	6,726,197
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,726,197)		6,726,197

Total Investments (Cost $16,753,148) - 37.0%		16,608,301
Other Assets in Excess of Liabilities - 63.0%		28,230,022
TOTAL NET ASSETS - 100.0%		$44,838,323

Percentages are stated as a percent of net assets.
(a)	All or a portion of this security is on loan as of January 31, 2022. The total value of securities on loan is $978,882 or 2.2% of net assets.
(b)	Non-income producing security.
(c)	Less than 0.05%.
(d)	As of January 31, 2022, the Fund has fair valued this security. This security is deemed illiquid according to the Fund's liquidity guidelines.
(e)	The rate shown is as of January 31, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset valueper share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 9,855,587	$ -	$ -	$ -	$ 9,855,587
Contingent Value Rights	-	-	2,886	-	2,886
Short-Term Investments	23,631	-	-	-	23,631
Investments Purchased with Proceeds from Securities Lending	-	-	-	6,726,197	6,726,197
Total Investments in Securities	$ 9,879,218	$ -	$ 2,886	$ 6,726,197	$ 16,608,301
^ See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 04/30/2021	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 01/31/2022
Contingent Value Rights	$2,886	$-	$-	$-	$-	$-	$-	$2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 01/31/2022	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Contingent Value Rights	$2,886	Acquisition Price	Stale Data	$0.46

*Table presents information for one security, which has been valued at $0.46 per share throughout the period.

For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.